                                                                   Exhibit 10.13

(KUNICAL LOGO)        KUNICAL                   818 North Lake St.
                INTERNATIONAL GROUP, LTD        Burbank, CA 91502 U.S.A.
                   WWW.KUNICAL.COM              Tel : 818-848-2111
                                                Fax : 818-848-5600
                                                e-mail : kunical@kunical.com

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The Buyer: Jiangxi LDK Solar Co., Ltd.                        December 4, 2006
      No. 58, Suli Road, Suzhou, Jiangsu
        Suzhou, Jiangsu Province, China, 215128
        Tel:+86-512-65629698, Fax:+86-512-65622785
The Seller: Kunical International Group. Ltd.
      818 N. Lake Street, Burbank, CA 91502, USA
        Tel:818-848-0555, Fax:818-848-5600
THE BUYER AND THE SELLER HAVE A BEST EFFORT AGREEMENT AS FOLLOWS:
1. NAME OF PRODUCT, DESCRIPTION, QUANTITY, UNIT PRICE ARE AS BELOWS SHEET:

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ITEM           NAME OF PRODUCTS              QTY                 UNIT PRICE            TOTAL
                                             (KG)                 (US$/KG)             (US$)
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
 1       SILICON WAFER AND OTHER           800,000                  $120            $96,000,000
                FEEDSTOCK
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NOTICE
1.This is a cooperation agreement for the period
  of Years 2007-2010 Seller agrees to sell 200MT
  in 2007 to buyer and 200MT per year until 2010.
  Delivery schedule will be fixed in separate PO.
  The Seller will supply the buyer total
  quantity of 800 tons silicon feedstock from
  2007 until 2011
3.Seller will pay Buyer USDollars120 per kilogram
  as an average purchasing price for year 2007-2010                 TOTAL           $96,000,000
4.Seller will send PI before each shipment is
  ready and buyer will wire the money within 5
  day after receive the PI.
5.Unit price refer to 100% usable material. Final
  unit price and total volume of each shipment
  will be specified by each PO.
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

2. PACKING: Export standard packing and package guarantee goods integrity during transportation, all wooden packing material used have to be treated with IPPC stamp.

3. DELIVERY TERM: FOB California, US. Seller shall deliver the goods within 7 business days upon receiving the wire transfer regarding every individual signed Purchase Order.

4. PAYMENT: 100% T/T in Advance within 5 days after receive PI from the Seller.

5. INSURANCE: To be covered by the Buyer

6. PORT OF DESTINATION: Shanghai, China

7. TRANSPORTATION: To be determined.

8. QUALITY AND QUANTITY INSPECTION:

After receiving the goods, the Buyer should inspect the quality and quantity of the goods within 30 days, if the shortage of quantity found, and it is the seller's responsibility, the Seller should complement same quantity of


        Plant : 826 North Lake St. Burbank, CA 91502 Tel : 818-848-4222

(KUNICAL LOGO)          KUNICAL                  818 North Lake St.
                INTERNATIONAL GROUP, LTD         Burbank, CA 91502 U.S.A.
                    WWW.KUNICAL.COM              Tel : 818-848-2111
                                                 Fax : 818-848-5600
                                                 e-mail : kunical@kunical.com

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good quality goods within 30 days from the date of receiving the written notice of the Buyer; if quality problem, and seller agrees, the Seller should replace them with same quantity of good quality goods within 30 days from the date of receiving the written notice of the Buyer.


9. SETTLEMENT OF CLAIMS:
In case the Seller are liable for the discrepancies and a claim is made by the Buyer within the period of claim as stipulated in this contract, the Seller shall settle the claim upon the agreement of the Buyer in the following ways.
A. Devaluate the goods according to the degree of inferiority, extent of damage and amount of losses suffered by the Buyer;
B. Replace the defective goods with new ones which conform to the specification, quantity as stipulated in this contract, and bear all expenses incurred to and direct losses sustained by the Buyer.

10. CONFIDENTIAL: Buyer and Seller understand that this transaction is confidential and is subject to an existing non-disclosure agreement between both sides. Both sides will keep this contract and deal related issue under strict confidential. Violating party will pay full responsibility for any consequences.

11. ARBITRATION: All disputes in connection with this contract or the execution shall be settled through friendly negotiations between two parties. If no settlement can be reached, the case is dispute shall then be submitted to Shanghai Branch, China International Economic and Trade Arbitration Commission.


THIS AGREEMENT ISSUED IN TWO ORIGINAL COPIES OF ENGLISH LANGUAGE, WHICH PARTIES HAVE TAKEN ONE EACH. IN WITNESS WHEREOF, EACH OF THE PARTIES HERETO HAS CAUSED THIS CONTRACT TO BE EXECUTED BY ITS DULY AUTHORIZED REPRESENTATIVE

PLEASE SIGN AND RETURN ONE COPY.

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THE SELLER: KUNICAL INTERNATIONAL GROUP. LTD.               DATE
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/s/ Terry T. Kunimune                                    DEC 04, '06


                                TERRY T. KUNIMUNE, CHAIRMAN/CEO
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                                       DECEMBER 4, 2006
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AUTHORIZED SIGNATORY:
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THE BUYER: JIANGXI LDK SOLAR HI-TECH CO., LTD.              DATE
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/s/ Xiaofeng Peng

                             LIGHT DK PENG, CHAIRMAN
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                                          DECEMBER 4[TH], 2006
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AUTHORIZED SIGNATORY:
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                Plant : 826 North Lake St. Burbank, CA 91502 Tel : 818-848-4222